UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant  ☐
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☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material under §240.14a-12.
SEASONS SERIES TRUST SUNAMERICA SERIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SEASONS SERIES TRUST
SA Multi-Managed Large Cap Growth Portfolio
SA T. Rowe Price Growth Stock Portfolio
SUNAMERICA SERIES TRUST
SA MFS Blue Chip Growth Portfolio
21650 Oxnard Street, 10th Floor
Woodland Hills, California 91367
(800-445-7862)
[•], 2021
Dear Contract Owner:
The Board of Trustees (the “Board”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST”) is pleased to invite you to a joint special meeting (the “Special Meeting”) of the shareholders of each of the SA Multi-Managed Large Cap Growth Portfolio and the SA T. Rowe Price Growth Stock Portfolio, each a portfolio organized as a series of SST, and the SA MFS Blue Chip Growth Portfolio, a portfolio organized as a series of SAST (each, a “Portfolio” and collectively, the “Portfolios”). to be held on Wednesday, March 2, 2022, at 4:00 p.m., Eastern Time. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link.
Although you are not directly a shareholder of any Portfolio, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts of American General Life Insurance Company, The United States Life Insurance Company in the City of New York or The Variable Annuity Life Insurance Company (collectively, the “Life Companies”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting.
At the Special Meeting, shareholders will be asked to consider and vote on a proposal to reclassify the diversification status of each Portfolio from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940, as amended, to be voted on separately by each Portfolio’s shareholders.
As an owner of a Variable Contract who indirectly invests in one or more of the Portfolios, you are being asked to provide voting instructions on the proposal. The Board of each of SST and SAST has determined that the proposal is in the best interests of each respective Portfolio, its shareholders and owners of Variable Contracts such as you and unanimously recommends that you vote in favor of the proposal relating to your Portfolio(s).
SunAmerica has attached a “Questions & Answers” section to assist you in evaluating the proposal. We encourage you to review the enclosed materials carefully. You may vote prior to the Special Meeting in one of the following ways:
•	By calling us toll-free at the telephone number listed on the enclosed proxy card or voting instruction card;
•	By Internet at the website address listed on the enclosed proxy card or voting instruction card; or
•	By returning the enclosed proxy card or voting instruction card in the postage-paid envelope.
You may also vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.
As always, we appreciate your support.
Sincerely,

John T. Genoy
President of Seasons Series Trust and SunAmerica Series Trust
Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card or voting instruction card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy card or voting instruction card but do not indicate how you wish your shares to be voted, your shares will be voted “For” the applicable proposal.

QUESTIONS & ANSWERS
The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying proxy statement (the “Proxy Statement”) contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.
Q:	Why am I receiving this Proxy Statement?
A:
You were sent this Proxy Statement because you are an owner of a variable annuity contract or variable life insurance policy (a “Variable Contract, the owners of which are referred to as “Contract Owners”) issued by American General Life Insurance Company, The United States Life Insurance Company in the City of New York or The Variable Annuity Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”) and you are indirectly invested in one or more of the following investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”): the SA MFS Blue Chip Growth Portfolio, a portfolio organized as a series of SunAmerica Series Trust (“SAST”), the SA Multi-Managed Large Cap Growth Portfolio, a portfolio organized as a series of Seasons Series Trust (“SST” and together with SAST, the “Trusts” and each, a “Trust”) and the SA T. Rowe Price Growth Stock Portfolio, also a portfolio organized as a series of SST. Contract Owners have a beneficial interest in a Portfolio, but do not invest directly in or hold shares of the Portfolio. The Life Companies, as the shareholders of a Portfolio, have voting rights with respect to the Portfolio shares, but pass through those voting rights to Contract Owners. Accordingly, as a Contract Owner, you have the right to instruct your Life Company how to vote Portfolio shares attributable to your Variable Contract, if your voting instructions are properly submitted and received prior to the joint special meeting (the “Special Meeting”) of the shareholders of each Portfolio to be held on Wednesday, March 2, 2022, at 4:00 p.m., Eastern Time. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link.

For convenience, we refer to Contract Owners as “shareholders.” Additionally, any reference to Contract Owners owning “shares” of a Portfolio refers to owning accumulation units of the subaccount that invests in such Portfolio.
Q:	What is the purpose of the Special Meeting?
A:	The Board of Trustees of each Trust (each, a “Board” and together, the “Boards” and the members of which are referred to as “Trustees”) has called the Special Meeting for the following purposes:
i

To approve a change to each respective Portfolio’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified”; and to transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.
Q:	Why are shareholders being asked to approve a change to the sub-classification of their Portfolio(s) from diversified to non-diversified?
A:
Each Portfolio is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, each Portfolio is generally limited as to the amount it may invest in any single issuer. The Board of each Trust has approved a change to each respective Portfolio’s sub-classification under the 1940 Act to a “non-diversified” company. This change is subject to the approval of shareholders of each Portfolio, with shareholders of each Portfolio voting separately on a Portfolio-by-Portfolio basis.

Changing each Portfolio’s status to non-diversified would provide the Portfolio’s investment adviser and subadvisers with enhanced flexibility to invest a greater portion of the Portfolio’s assets in one or more issuers. Given the weightings of the largest holdings in the Portfolios’ respective benchmarks and the appreciation of the Portfolios’ largest holdings, the portfolio managers of each Portfolio believe that it is important to have this additional flexibility, and that they will be better able to execute each Portfolio’s investment strategy and other policies with this additional flexibility. For example, due to the limitations imposed on a diversified fund’s investments in any one issuer, a Portfolio may be prevented from adding to its positions in certain stocks that the portfolio managers might view favorably. Shareholders may benefit from the flexibility afforded to non-diversified funds to place additional investments in certain issuers. If the proposal is approved for any Portfolio, that Portfolio, as a non-diversified fund, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Q:	What is the difference between a diversified and non-diversified fund?
A:
Under the 1940 Act, every mutual fund must be classified as either a “diversified” or “non-diversified” fund within the meaning of the 1940 Act. A diversified fund is limited as to the amount of assets it may invest in any single issuer. Under the 1940 Act, a diversified fund may not with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment, (i) more than 5% of the value of the fund’s total assets would be invested in the assets of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund's holdings. In contrast, a non-diversified fund is not subject to the limits of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.
Overall, a non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund. The proposed change to the diversification policy is intended to provide each Portfolio with greater flexibility in executing its investment program since each Portfolio will be able to invest a greater portion of its assets in a smaller number of issuers.
We believe reclassifying the Portfolios as non-diversified is in the best interests of each Portfolio and its shareholders because it provides the Portfolios’ portfolio managers with increased investment flexibility and potential for better investment performance.
Q.	Are there other diversification requirements that will still apply to each Portfolio if it becomes non-diversified under the 1940 Act?
A.
The Portfolios would continue meeting the diversification requirements for registered investment companies under the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, each Portfolio operates as a “regulated investment company.” Under the IRC, each Portfolio must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Portfolio’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Portfolio’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. These Federal tax diversification requirements are subject to change in the future.

Q.	Will there be any changes to how a Portfolio is managed if the proposal is approved?
A.
We do not believe there will be any significant changes to how a Portfolio is managed if the proposal is approved. This change is intended to provide each Portfolio with greater long-term flexibility in executing its investment program since each Portfolio will be able to invest a greater portion of its assets in a smaller number of issuers. While shareholders may see some additional concentration in certain names over time, we do not anticipate this change to substantially affect the way each Portfolio is currently managed.

Q.	Will the Portfolios’ risk profiles increase if they are reclassified as non-diversified under the 1940 Act?
A.
As noted above, we do not expect to make any substantial changes to the way each Portfolio is currently managed when it becomes “non-diversified.” Accordingly, we do not believe there will be any significant changes to the risk profile of the Portfolios. Upon shareholder approval, each Portfolio will disclose a non-diversification risk in its prospectus.

A non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a smaller number of issuers than a diversified fund, which exposes the fund to greater risk that poor performance by a single issuer could adversely affect fund performance to a greater extent than if the fund were invested in a large number of issuers. However, we are mainly pursuing this change to give our portfolio managers more flexibility to make adjustments in positions that have increased in size due to market appreciation, not because we desire to make the Portfolios significantly more concentrated in a smaller number of securities.
In addition, we have a number of measures in place to help ensure that risk—specifically concentration risk—is managed. Specifically:
•	These Portfolios are not able to invest more than 25% of the portfolio in a single issuer at the time of purchase.
•	The Portfolios cannot make purchases in securities that comprise greater than 5% of the Portfolio, if the sum of all of those securities are greater than 50% of the Portfolio.
•	The Portfolios are not permitted to hold more than 10% of the outstanding voting securities of a single issuer.
We actively monitor risk in all of our portfolios utilizing a number of internal and external tools, and this will continue to be an important factor in the management of the Portfolios.

Q:	What happens if shareholders of a Portfolio do not approve the proposal?
A:
If a Portfolio’s shareholders do not approve the proposal, that Portfolio will remain “diversified.” Shareholders of each respective Portfolio will be voting separately on a Portfolio-by-Portfolio basis. If shareholders of one Portfolio approve the proposal relating to their Portfolio, the diversification status of their Portfolio will change, even if shareholders of another Portfolio do not approve the proposal relating to their Portfolio. You are only being asked to vote on the Portfolio(s) of which you hold shares.

Q:	If shareholders approve the proposal, when will the change take effect?
A:
If the proposal is approved by shareholders of all Portfolios at the Special Meeting, the change in diversification status is expected to become effective for all Portfolios [on or about [March 8,]/ in March of] 2022. However, this date may be delayed if the Special Meeting needs to be adjourned or postponed for any Portfolio. In an effort to implement the proposal at the same time for all Portfolios that receive shareholder approval, if the Special Meeting is adjourned or postponed for any particular Portfolio, the effective date of the proposal may be delayed for all Portfolios that receive shareholder approval.

The prospectus and statement of additional information of each Portfolio will be revised, as appropriate, to reflect the change in its diversification classification on the effective date.
Q:	How does my Board recommend that I vote?
A:	Each of the Boards recommends that you vote FOR the proposal to change your Portfolio’s classification from diversified to non-diversified.
Each Board believes that approval of the proposal is in the best interests of its respective Trust and Portfolio(s), as well as being in the best interests of shareholders and Contact Owners.
Q:	Who is eligible to vote?
A:	Shareholders directly or indirectly invested in shares of a Portfolio as of December 10, 2021 (the “Record Date”) are eligible to vote or instruct their Life Company as to how to vote their shares.
v

Q:	How do I vote my shares?
A:
You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the Special Meeting, or as described below. Please see “Instructions for Signing Voting Instruction Cards or Proxy Cards” on the next page.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting. Due to concerns regarding the COVID-19 pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders that owned interests in Portfolio as of the Record Date may participate in the Special Meeting by means of remote communication by registering at https://www.viewproxy.com/aig/broadridgevsm/. If you owned interests in a Portfolio on the Record Date and wish to attend the Special Meeting, you must first register with Broadridge Financial Solutions, Inc. (“Broadridge”), the Portfolios’ proxy solicitor, at https://www.viewproxy.com/aig/broadridgevsm/.
You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Monday, February 28, 2022. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the special meeting. A separate email will follow containing a password to enter at the event link in order to access the Special Meeting. You may vote during the Special Meeting at https://www.viewproxy.com/aig/broadridgevsm/. You will need your control number to vote.
For shareholders who own shares through a Variable Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Portfolio shares in the same proportions as the instructions received from all Contract Owners with assets invested in the Portfolio. Shares for which the Life Companies receive no timely voting instructions from a Contract Owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote.
Q:	Whom do I contact if I have questions?
A:
If you have questions regarding the proposal, please feel free to call (855) 976-3328 between the hours of 6:00 a.m. and 7:00 p.m. Pacific Time or 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday.

IF VOTING BY MAIL
INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS OR PROXY CARDS
The following general rules for signing voting instruction cards or proxy cards may be of assistance to you.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction card form or the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card or proxy card.
3.	All Other Accounts: The capacity of the individual signing the voting instruction card or proxy card should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor
Important additional information about the proposal is set forth in the accompanying Proxy Statement. Please read it carefully.

SEASONS SERIES TRUST
SA Multi-Managed Large Cap Growth Portfolio
SA T. Rowe Price Growth Stock Portfolio
SUNAMERICA SERIES TRUST
SA MFS Blue Chip Growth Portfolio
21650 Oxnard Street, 10th Floor
Woodland Hills, California 91367
(800) 445-7862
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MARCH 2, 2022
NOTICE IS HEREBY GIVEN that a joint special meeting (the “Special Meeting”) of the shareholders of each of the SA Multi-Managed Large Cap Growth Portfolio and the SA T. Rowe Price Growth Stock Portfolio, each a portfolio organized as a series of Seasons Series Trust (“SST”), and the SA MFS Blue Chip Growth Portfolio, a portfolio organized as a series of SunAmerica Series Trust (“SAST”), (each, a “Portfolio” and collectively, the “Portfolios”) will be held on Wednesday, March 2, 2022, at 4:00 p.m., Eastern Time. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link.
The shareholders of the applicable Portfolios are being asked to consider and vote upon the following proposals:
1.	To approve a change to each respective Portfolio’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified”; and
2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
The Board of Trustees of each of SST and SAST has fixed the close of business on December 10, 2021 as the record date (the “Record Date”) for determination of shareholders of each relevant Portfolio entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.
Due to concerns regarding the COVID-19 pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link. To access the virtual meeting, send a request to attend the virtual meeting to https://www.viewproxy.com/aig/broadridgevsm/. Please include your full name and the control number located on your proxy card/voting instruction card. You will then receive instructions to access and attend the virtual meeting. Requests to attend the virtual meeting must be received on or before 5:00 p.m. Eastern time on February 28, 2022. You may vote during the Special Meeting at https://www.viewproxy.com/aig/broadridgevsm/. You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.
If you owned interests in a Portfolio on the Record Date and wish to attend the Special Meeting, you must first register with Broadridge Financial Solutions, Inc. (“Broadridge”), the Portfolios’ proxy solicitor, at https://www.viewproxy.com/aig/broadridgevsm/. You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Monday, February 28, 2022. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Special Meeting. A separate email will follow containing a password to enter at the event link in order to access the Special Meeting. You may vote during the Special Meeting at https://www.viewproxy.com/aig/broadridgevsm/. You will need your control number to vote.
Although you are not directly a shareholder of the Portfolios, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York or The Variable Annuity Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting of shareholders. The Life Companies, through the Separate Accounts, are the record owner of the Portfolios’ shares and will vote the shares of the Portfolios at the Special Meeting. The rights accompanying shares of the Portfolios are legally vested in the Variable Contracts offered by the Separate Accounts. However, in accordance with current law and interpretations thereof, the Life Companies will vote shares held in the Separate Accounts in a manner consistent with voting instructions timely received from the holders of the Variable Contracts. A signed voting instruction form by a holder that does not specify how the holder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Life Company. Each Life Company will vote Portfolio shares held in Separate Accounts for which no timely instructions are received from the holders of the Variable Contracts, as well as shares it owns, in the same proportion as those shares for which such Life Company receives voting instructions. This practice is commonly referred to as “echo voting.”
A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Special Meeting or any adjournments or postponements thereof. For purposes of the enclosed Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Portfolio) shall also be deemed to include holders of the Variable Contract.
Your vote is important regardless of the size of your holdings in the Portfolio(s). Whether or not you expect to be present at the Special Meeting virtually, please complete and sign the enclosed proxy card or voting instruction card and return it promptly in the enclosed envelope. You may also vote by telephone or over the Internet; please see pages [•] of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote virtually at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: This notice and the accompanying Proxy Statement are available on the Internet at www.proxyvote.com.
THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO CHANGE YOUR PORTFOLIO’S SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED.
By order of the Boards of Trustees,

[•]
Kathleen D. Fuentes Secretary of Seasons Series Trust and SunAmerica Series Trust Woodland Hills, California [•], 2021

SEASONS SERIES TRUST
SA Multi-Managed Large Cap Growth Portfolio
SA T. Rowe Price Growth Stock Portfolio
SUNAMERICA SERIES TRUST
SA MFS Blue Chip Growth Portfolio
21650 Oxnard Street, 10th Floor
Woodland Hills, California 91367
(800) 445-7862
JOINT PROXY STATEMENT
This joint proxy statement (the “Proxy Statement”) is being furnished on behalf of the Boards of Trustees (each, a “Board” and together, the “Boards” and the members of which are referred to as “Trustees”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST” and together with SST, the “Trusts” and each, a “Trust”) in connection with the joint special meeting (the “Special Meeting”) of shareholders of each of the various investment portfolios of the Trusts listed above (each, a “Portfolio” and collectively, the “Portfolios”) to be held on Wednesday, March 2, 2022, at 4:00 p.m., Eastern Time. Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link.
Shareholders of record of each Portfolio at the close of business on December 10, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Proxy Statement, proxy card/voting instruction card and accompanying Notice of Joint Special Meeting of Shareholders are being mailed to shareholders of each Portfolio on or about [•], 2021. Each Board requests that shareholders vote their shares by completing and returning the enclosed proxy card or voting instruction card.
Due to concerns regarding the COVID-19 pandemic, the Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting in person, but you will be able to view the Special Meeting live and cast your vote(s) by accessing an event link. To access the virtual meeting, send a request to attend the virtual meeting to https://www.viewproxy.com/aig/broadridgevsm/. Please include your full name and the control number located on your proxy card/voting instruction card. You will then receive instructions to access and attend the virtual meeting.

Requests to attend the virtual meeting must be received on or before 5:00 p.m. Eastern time on February 28, 2022. You may vote during the Special Meeting at https://www.viewproxy.com/aig/broadridgevsm/. You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.
If you owned interests in a Portfolio on the Record Date and wish to attend the Special Meeting, you must first register with Broadridge Financial Solutions, Inc. (“Broadridge”), the Portfolios’ proxy solicitor, at https://www.viewproxy.com/aig/broadridgevsm/. You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Monday, February 28, 2022. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Special Meeting. A separate email will follow containing a password to enter at the event link in order to access the Special Meeting. You may vote during the Special Meeting at https://www.viewproxy.com/aig/broadridgevsm/. You will need your control number to vote.
The purpose of the Special Meeting is:
1.
To approve a change to each respective Portfolio’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” (To be voted on by all shareholders of each Portfolio of a Trust, voting separately by each such Portfolio); and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
Although you are not directly a shareholder of the Portfolios, as the owner of a variable annuity contract or a variable life insurance policy (a “Variable Contract”) issued by the separate accounts (the “Separate Accounts”) of American General Life Insurance Company, The United States Life Insurance Company in the City of New York or The Variable Annuity Life Insurance Company (collectively, the “Life Companies” and each, a “Life Company”), you have the right to instruct the Life Companies how to vote shares of the Portfolio(s) that are attributable to your Variable Contract at the Special Meeting. The Life Companies, through the Separate Accounts, are the record owners of the Portfolios’ shares and will vote the shares of the Portfolios at the Special Meeting. The rights accompanying shares of the Portfolios are legally vested in the Variable Contracts offered by the Separate Accounts.

However, in accordance with current law and interpretations thereof, the Life Companies will vote shares held in the Separate Accounts in a manner consistent with voting instructions timely received from the holders of the Variable Contracts. A signed voting instruction form by a holder that does not specify how the holder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Life Company. Each Life Company will vote Portfolio shares held in Separate Accounts for which no timely instructions are received from the holders of the Variable Contracts, as well as shares it owns, in the same proportion as those shares for which such Life Company receives voting instructions. This practice is commonly referred to as “echo voting.”
For ease of reference, throughout this Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Portfolio) shall also be deemed to include holders of the Variable Contract.
Copies of each Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to Seasons Series Trust or SunAmerica Series Trust, as applicable, at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling the following number: 1-800-445-7862.
Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on Wednesday, March 2, 2022:
The notice and this Proxy Statement are available on the Internet at www.proxyvote.com. Copies of each Portfolio’s most recent Annual Report to Shareholders and Semi-Annual Report to Shareholders are available on the Internet at www.aig.com/getprospectus.

PROPOSAL
To approve a change to each respective Portfolio’s sub-classification under the 1940 Act from “diversified” to “non-diversified”
Shareholders are being asked to review and consider reclassifying the diversification status of their respective Portfolio(s) from diversified to non-diversified. Each Portfolio is currently sub-classified as a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. As a diversified fund, each Portfolio is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, each Portfolio currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, with respect to 75% of its total assets, each Portfolio may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items (including receivables).
Section 5(b) of the 1940 Act requires funds to be classified as either diversified or non-diversified, and a fund’s status as diversified is considered a fundamental policy. Accordingly, shareholder approval is required to change a fund’s status from diversified to non-diversified. Diversified funds are subject to the above restrictions and non-diversified funds are not. As a result, a non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a single issuer.
The SA Multi-Managed Large Cap Growth Portfolio’s benchmark indices are the Russell 1000® Growth Index and the S&P 500® Growth Index. Each of the SA T. Rowe Price Growth Stock Portfolio’s and the SA MFS Blue Chip Growth Portfolio’s benchmark index is the Russell 1000® Growth Index. Over the past year or so, certain stocks have experienced extraordinary increases in market capitalization. Notably, these stocks have included Apple, Amazon, Meta, Google, and Microsoft. As a result, large-cap growth indices and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level.
Due to the 1940 Act diversification requirements, the Portfolios typically must underweight these holdings relative to their weights in the respective indices even if the portfolio managers find them to be attractive investment opportunities. We believe that reclassifying each Portfolio as non-diversified is in the best interests of each Portfolio and its shareholders because the non-diversified status will provide the Portfolio’s investment team with increased investment flexibility and potential for better investment performance. Given the weightings of the largest holdings in the Portfolios’

respective benchmarks and the appreciation of the Portfolios’ largest holdings, we believe that it is important to have this additional flexibility, which will allow the portfolio managers to be better able to execute each Portfolio’s investment strategies.
YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL
VOTING INFORMATION
General
SST and SAST are Massachusetts business trusts organized on October 10, 1995 and September 9, 1992, respectively. They are registered with the U.S. Securities and Exchange Commission (“SEC”) under the 1940 Act as open-end management investment companies. SST currently offers 19 Portfolios. SAST currently offers 61 Portfolios. Shares of the Trusts are offered primarily to the Separate Accounts of the Life Companies as investment options under the Variable Contracts.
Shareholder Information
As of the close of business on the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote:
Portfolio	Class	Shares Outstanding on Record Date
SAST – SA MFS Blue Chip Growth Portfolio
SST – SA Multi-Managed Large Cap Growth Portfolio SST
SA T. Rowe Price Growth Stock Portfolio
Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally. Exhibit A lists the record and/or beneficial owners of [5% or more of] the shares of each class of each Portfolio outstanding on the Record Date. [As of the Record Date, there were no Variable Contract owners who beneficially owned a 5% or greater voting interest in any Portfolio, and officers and Trustees of the Trusts and members of their families, as a group, beneficially owned (i.e., as owners of Variable Contracts) less than 1% of each Portfolio’s shares.]

Shareholder Approval
The number of shares of beneficial interest in a Portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract on the Record Date. Each outstanding share of a Portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.
The affirmative vote of a majority of the outstanding voting securities of a Portfolio, as defined under the 1940 Act, that are present in person or by proxy (voting separately with respect to the Portfolio) is required to approve the sub-classification change from diversified to non-diversified for that Portfolio. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Portfolio, voting together as a single class.
If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting, or any adjournment or postponement thereof (either by returning the paper voting instruction card or by submitting a Proxy by telephone or over the Internet), the shares of the Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof.
The holders of thirty percent of the shares of a Portfolio entitled to vote at the Special Meeting must be present in person or by proxy to have a quorum to conduct business at the Special Meeting with respect to that Portfolio.
The Special Meeting may be adjourned by the chairman of the Special Meeting with respect to one or more Portfolios, whether or not a quorum is present with respect to a Portfolio. If the time and place for the adjourned meeting is announced at the Special Meeting, no further notice need be given. A quorum for the Special Meeting is likely to be attained due to “echo voting” described below.
All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposal.
Manner of Voting
In addition to voting at the virtual Special Meeting, shareholders may vote prior to the Special Meeting by promptly returning the enclosed proxy card or voting instruction card or by casting their vote via telephone or over the Internet using the instructions provided on the enclosed proxy card or voting instruction card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the applicable Trust.
Voting by the Life Companies. Shares of the Portfolios are sold to the Separate Accounts and are used as investment options under Variable Contracts. Contract Owners who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolios. The Life Companies use the Portfolio as a funding vehicle, and are, in most cases, the legal shareholders of the Portfolios. As such, the Life Companies will have sole voting power with respect to the shares, but generally will pass through any voting rights to Contract Owners. Therefore, for a Separate Account that is registered with the SEC, a Life Company will request voting instructions from the Contract Owner and will vote shares or other interests in the Separate Account as directed by the Contract Owner.
In the event that any Contract Owner fails to provide voting instructions with respect to the Separate Account, the Separate Account will vote the shares attributable to those Contract Owners for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract Owners investing through the same Separate Account, even if only a small number of Contract Owners provide voting instructions. The effect of proportional voting is that if a large number of Contract Owners fail to give voting instructions, a small number of Contract Owners may determine the outcome of the vote. The Life Companies will also proportionally vote any shares held for their own account. Consistent with the foregoing, voting instructions with respect to the proposal to abstain will have the same effect as votes against the proposal. In certain circumstances, a Life Company has the right to disregard voting instructions from owners of certain Variable Contracts[, although each Life Company does not believe that these circumstances exist with respect to the matters to be voted on at the Special Meeting].
The Life Companies do not require that a specified number of Variable Contract owners submit voting instructions before the Life Companies will vote the shares of the Portfolios held by their respective Separate Accounts at the Special Meeting. Therefore, a small number of Variable Contract owners may determine whether or not the proposal is approved. In determining to vote the shares of a Portfolio held by its Separate Account(s) at the Special Meeting, a Life Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Life Company, and (2) the percentage of Variable Contracts represented by voting instructions received by the Life Company. When such determination has been made, the Life Company will vote the shares of the Portfolios held by its Separate Accounts as outlined in the paragraph above.
Voting by Mail. To vote by mail, you should date and sign the proxy card or voting instruction card, as applicable, included with this Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.
Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card or voting instruction card, as applicable. At the prompt, follow the menu. Prior to calling, you should read this Proxy Statement and have your proxy card or voting instruction card at hand.
Internet Voting Prior to the Special Meeting. To vote over the Internet, please log on to the website listed on your proxy card or voting instruction card, as applicable, and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card or voting instruction card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card or voting instruction card, you may vote them during the same session.
Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card or voting instruction card by mail.
A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing [Broadridge], a tabulation agent, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.
Each Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction card, as applicable, promptly. No postage is necessary if mailed in the United States.
OTHER INFORMATION
Solicitation of Proxies
Solicitations of proxies are being made on behalf of each of the Portfolios and the applicable Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about [•]. In addition to the solicitation of proxies by mail, employees of the Portfolios and their affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The tabulation and solicitation expenses in connection with the proposal are estimated to be approximately $28,768.63, and other expenses of the proposal, including legal, audit, filing fees and other related expenses are estimated to be approximately $88,750, all of which will be borne by the Portfolios. The Portfolios will also bear any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes. SunAmerica has retained [Broadridge Financial Solutions, Inc. will serve as a proxy solicitation firm on behalf of the Portfolios. Broadridge, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.
Questions about the proposal should be directed to Broadridge by telephone at (855) 976-3328.
Reports to Shareholders
Copies of each Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request in writing to Seasons Series Trust or SunAmerica Series Trust, as applicable, P.O. Box 54299, Los Angeles, California 90054-0299, or by calling the following number: 1-800-445-7862. Copies of each Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders are also available on the Internet at www.aig.com/getprospectus.
Shareholder Proposals
Each of the Portfolios does not hold regular or annual meetings of shareholders. The Portfolios hold meetings of shareholders whenever (a) the 1940 Act requires shareholders to act upon certain matters, including: (i) election of Trustees, (ii) approval of a management agreement, (iii) changes to fundamental restrictions, and (iv) in the case of certain reorganizations, and (b) when required under a Trust’s Declaration of Trust. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Chief Legal Officer, Vice President and Secretary of each of SunAmerica Series Trust and Seasons Series Trust, as applicable, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Portfolio within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.
Other Business
SunAmerica, the Life Companies and the Trusts know of no business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trusts and the Portfolios.
Service Providers
SunAmerica, the Portfolios’ investment adviser, manager and administrator, is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 and 2919 Allen Parkway, Houston, Texas 77019.
Goldman Sachs Asset Management, L.P. and Morgan Stanley Investment Management Inc., each a subadviser to the SA Multi-Managed Large Cap Growth Portfolio, are located at 200 West Street, New York, New York 10282 and 522 Fifth Avenue, New York, New York 10036, respectively.
Massachusetts Financial Services Company, the subadviser to the SA MFS Blue Chip Growth Portfolio, is located at 111 Huntington Avenue, Boston, Massachusetts 02199.
T. Rowe Price Associates, Inc., the subadviser to the SA T. Rowe Price Growth Stock Portfolio, is located at 100 East Pratt Street, Baltimore, Maryland 21202.
AIG Capital Services, Inc., the principal underwriter for SAST, is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. SST does not have a principal underwriter.

EXHIBIT A

OWNERSHIP OF SHARES
To the knowledge of each Portfolio, the following shareholders owned of record or beneficially [5% or more of] the indicated class of outstanding shares of the Portfolio as of the Record Date.
Portfolio	Class	Shareholder Name and Address	Shares Held	% of Class

B-1

SEASONS SERIES TRUST AND SUNAMERICA SERIES TRUST
21650 OXNARD STREET, SUITE 750
WOODLAND HILLS
CALIFORNIA 91367

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above** and enter your Control Number.
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/aig/broadridgevsm/.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D64116-Z81633

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR proposal 1.

THIS VOTING INSTRUCTION CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS VOTING INSTRUCTION CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

Note: Please sign exactly as your name(s) appear(s) on the voting instruction card. When shares are held jointly, each holder should sign. If you are signing this voting instruction card for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The Notice and Proxy Statement for this Joint Special Meeting are available at: **www.proxyvote.com**.

D64117-Z81633

VOTING INSTRUCTION CARD

SEASONS SERIES TRUST AND SUNAMERICA SERIES TRUST
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 2, 2022

VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs the insurance company mentioned on the reverse side of this Voting Instruction Card (the "Insurance Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the SA Multi-Managed Large Cap Growth Portfolio, a series of Seasons Series Trust ("SST"), a Massachusetts business trust, SA T. Rowe Price Growth Stock Portfolio, a series of SST and/or SA MFS Blue Chip Growth Portfolio (each a "Portfolio", and together with the SA Multi-Managed Large Cap Growth Portfolio and SA T. Rowe Price Growth Stock Portfolio, the "Portfolios"), a series of SunAmerica Series Trust, a Massachusetts business trust, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Wednesday, March 2, 2022, at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the COVID-19 pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/aig/broadridgevsm/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract "FOR" the applicable Proposal(s). If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio(s) actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SEASONS SERIES TRUST AND SUNAMERICA SERIES TRUST
21650 OXNARD STREET, SUITE 750
WOODLAND HILLS
CALIFORNIA 91367

SCAN TO
VIEW MATERIALS & VOTE

EzVote℠ Consolidated Voting Instruction Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above and enter your Control Number.
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/aig/broadridgevsm/.

VOTE BY PHONE

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903.**
3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

IF VOTING THE CONSOLIDATED VOTING CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D64118-Z81633

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR proposal 1.

THIS VOTING INSTRUCTION CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS VOTING INSTRUCTION CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS VOTING INSTRUCTION CARD WILL BE VOTED "FOR" THE PROPOSAL.

Note: Please sign exactly as your name(s) appear(s) on the voting instruction card. When shares are held jointly, each holder should sign. If you are signing this voting instruction card for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

The Notice and Proxy Statement for this Joint Special Meeting are available at: **www.proxyvote.com**.

D64119-Z81633

VOTING INSTRUCTION CARD

SEASONS SERIES TRUST AND SUNAMERICA SERIES TRUST
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 2, 2022

VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs the insurance company mentioned on the reverse side of this Voting Instruction Card (the "Insurance Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the SA Multi-Managed Large Cap Growth Portfolio, a series of Seasons Series Trust ("SST"), a Massachusetts business trust, SA T. Rowe Price Growth Stock Portfolio, a series of SST and/or SA MFS Blue Chip Growth Portfolio (each a "Portfolio", and together with the SA Multi-Managed Large Cap Growth Portfolio and SA T. Rowe Price Growth Stock Portfolio, the "Portfolios"), a series of SunAmerica Series Trust, a Massachusetts business trust, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Wednesday, March 2, 2022, at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the COVID-19 pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/aig/broadridgevsm/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract "FOR" the applicable Proposal(s). If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio(s) actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

VOTING INSTRUCTION CARD

SEASONS SERIES TRUST AND SUNAMERICA SERIES TRUST
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 2, 2022

VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby instructs the insurance company mentioned on the reverse side of this Voting Instruction Card (the "Insurance Company"), on behalf of its Separate Account(s), to transmit voting instructions for all the shares of the SA Multi-Managed Large Cap Growth Portfolio, a series of Seasons Series Trust ("SST"), a Massachusetts business trust, SA T. Rowe Price Growth Stock Portfolio, a series of SST and/or SA MFS Blue Chip Growth Portfolio (each a "Portfolio", and together with the SA Multi-Managed Large Cap Growth Portfolio and SA T. Rowe Price Growth Stock Portfolio, the "Portfolios"), a series of SunAmerica Series Trust, a Massachusetts business trust, which are attributable to the variable annuity contract (the "Contract") for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Wednesday, March 2, 2022, at 4:00 p.m. (Eastern Time), and any adjournments or postponements thereof on all matters coming before the Special Meeting. Due to concerns regarding the COVID-19 pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/aig/broadridgevsm/. Contract owners must register in advance to attend and participate in the Special Meeting.

The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on the reverse side of this card, or if no direction is provided when the duly executed voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract "FOR" the applicable Proposal(s). If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio(s) actually received from Contract owners in the Separate Account.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

D64120-Z81633

SEASONS SERIES TRUST AND SUNAMERICA SERIES TRUST
21650 OXNARD STREET, SUITE 750
WOODLAND HILLS
CALIFORNIA 91367

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above and enter your Control Number.**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/aig/broadridgevsm/.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D64105-S36901

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends you vote FOR Proposal 1. **For** **Against** **Abstain**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

The Notice and Proxy Statement for this Joint Special Meeting are available at: **www.proxyvote.com.**

D64106-S36901

PROXY CARD

SEASONS SERIES TRUST AND SUNAMERICA SERIES TRUST
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 2, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of the SA Multi-Managed Large Cap Growth Portfolio, a series of Seasons Series Trust ("SST"), a Massachusetts business trust, SA T. Rowe Price Growth Stock Portfolio, a series of SST and/or SA MFS Blue Chip Growth Portfolio, a series of SunAmerica Series Trust, a Massachusetts business trust, hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Christopher J. Tafone, Louis Ducote, Edward J. Gizzi and Jennifer M. Rogers and each of them, the attorneys and proxies for the undersigned, with full power of substitution in each of them, to vote, as indicated herein, all of the shares of the Portfolio which the undersigned is entitled to vote as of the close of business on December 10, 2021, at the Joint Special Meeting of Shareholders (the "Special Meeting") to be held on Wednesday, March 2, 2022, at 4:00 p.m. (Eastern Time), and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. Due to concerns regarding the COVID-19 pandemic, the Special Meeting will be held in virtual meeting format only at the following website: https://viewproxy.com/aig/broadridgevsm/. Shareholders must register in advance to attend and participate in the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal. The above-named proxies will use their discretion to vote for any other matter as may properly come before the Special Meeting or any postponements or adjournments thereof.

PLEASE MARK, SIGN, AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.